NUMBER: 462447

                                   COMPANY ACT

                                     CANADA
                          PROVINCE OF BRITISH COLUMBIA



                          CERTIFICATE OF INCORPORATION

                              I Hereby Certify that

                         EAGLE RIDGE MANUFACTURING LTD.

              has this day been incorporated under the Company Act



               issued under my hand at Victoria, British Columbia
                               on January 12, 1994



                                                  JOHN S. POWELL
                                               Registrar of Companies

                                   COMPANY ACT

                               M E M 0 R A N D U M

                                       OF

                         EAGLE RIDGE MANUFACTURING LTD.

     We wish to be formed into a Company with limited liability under the Company Act in pursuance of this Memorandum.

 The name of the Company is EAGLE RIDGE MANUFACTURING LTD.

 2. The authorized capital of the Company consists of 40,000 shares divided into:

 (a) 10,000 Class "A" Voting Common Shares without par value; (b) 10,000 Class "B" Voting Common Shares without par value; (c) 10,000 Class "C" Non-voting Common Shares without par value; (d) 10,000 Class "D" Non-Voting Redeemable Preferred Shares with a par value of $10.00 each;

        The shares shall have attached thereto the special rights and restrictions as set out in the Articles.

 3. We agree to take the number and class of shares in the Company set opposite our names.

 -------------------------------------------------------------------------------
 FULL NAME, RESIDENT ADDRESS AND OCCUPATION OF EACH SUBSCRIBER:

 /s/ Barry Neil Florence
 ------------------------------------
 BARRY NEIL FLORENCE, Businessman                 ONE HUNDRED (100) CLASS "A"
 652 Southwind Drive                              VOTING COMMON SHARES
 Kelowna, B.C. VlW 3Gl                            WITHOUT PAR VALUE

 /s/ Stanley Robert Walt
 ------------------------------------
 STANLEY ROBERT WALT, Businessman                 ONE HUNDRED (100) CLASS "A"
 1679 Mountain Avenue                             VOTING COMMON SHARES
 Kelowna, B.C. VlY 7H7                            WITHOUT PAR VALUE

 TOTAL SHARES TAKEN:                              TWO HUNDRED (200) CLASS "A"
                                                  VOTING COMMON SHARES
 Dated this                                       WITHOUT PAR VALUE

 1lth day of January, 1994.

                                    ARTICLES
                                    --------

                                       0F

                         EAGLE RIDGE MANUFACTURING LTD.

                                TABLE OF CONTENTS
                                -----------------

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------

  1                  INTERPRETATION

                     1.1.                Definition
                                         Construction of Words
                     1.2.                Definitions same as Company Act
                     1.3.                Interpretation Act Rules of
                                         Construction apply.

  2                  SHARES

                     2.1.                Member entitled to Certificate
                     2.2.                Replacement of Lost or Defaced
                                         Certificate
                     2.3.                Execution of Certificates
                     2.4.                Recognition of Trusts


  3                  ISSUE OF SHARES

                     3.1.                Directors Authorized
                     3.2.                Conditions of Allotment
                     3.3.                Commissions and Brokerage
                     3.4.                Conditions of Issue

  4                  SHARE REGISTERS

                     4.1.                Registers of Member, Transfers
                                         and Allotments
                     4.2                 Branch, Registers of Members
                     4.3.                No Closing of Register of Members



  5                  TRANSFER AND TRANSMISSION
                     OF SHARES

                     5.1.                Transfer of Shares

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------

                     5.2.                Execution of Instrument of Transfer
                     5.3.                Enquiry as to Title not Required
                     5.4.                Submission of Instruments of Transfer
                     5.5.                Transfer Fee
                     5.6.                Personal Representative Recognized
                                         on Death
                     5.7.                Death or Bankruptcy
                     5.8.                Persons in Representative Capacity

  6                  ALTERATION OF CAPITAL

                     6.1.                Increase of Authorized Capital
                     6.2.                Other Capital Alterations
                     6.3. Creation, Variation and Abrogation of Special Rights and Restrictions
                     6.4.                Consent of Class Required
                     6.5.                Special Rights of Conversion
                     6.6.                Class Meetings of Members

  7                  PURCHASE AND REDEMPTION OF SHARES

                     7.1.                Company Authorized to Purchase or
                                         Redeem its Shares
                     7.2. & 7.3.         Redemption of Shares

  8                  BORROWING POWERS

                     8.1.                Powers of Directors
                     8.2. Special Rights Attached to and Negotiability of Debt Obligations
                     8.3.                Register of Debentureholders
                     8.4.                Execution of Debt Obligations
                     8.5.                Register of Indebtedness

  9                  GENERAL MEETINGS

                     9.1                 Annual General Meetings
                     9.2.                Waiver of Annual General Meetings
                     9.3.                Classification of General Meetings
                     9.4.                Calling of Meetings
                     9.5.                Advance Notice for Election of
                                         Directors

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------
                     9.6.                Notice for General Meeting
                     9.7.                waiver or Reduction of Notice
                     9.8.                Notice of Special Business at
                                         General Meeting

 10                  PROCEEDINGS AT GENERAL MEETINGS

                     10 1.               Special Business
                     10.2.               Requirement of Quorum
                     10.3.               Quorum
                     10.4.               Lack of Quorum
                     10.5.               Chairman
                     10.6.               Alternate Chairman
                     10.7.               Adjournments
                     10.8.               Resolutions Need Not Be Seconded
                     10.9.               Decisions by Show of Hands or Poll
                     10.10               Casting Vote
                     10.11.              Manner of Taking Poll
                     10.12.              Retention of Ballots Cast on a Poll
                     10.13.              Casting of Votes
                     10.14.              Ordinary Resolution Sufficient

  11                 VOTES OF MEMBERS

                     11.1                Number of Votes Per Share or Member
                     11.2.               Votes of Persons in Representative
                                         Capacity
                     11.3.               Representative of a Corporate Member
                     11.4.               Votes by Joint Holders
                     11.5.               Votes by Committee for a Member
                     11.6.               Appointment of Proxyholders;
                     11.7.               Execution of Form of Proxy
                     11.8.               Deposit of Proxy
                     11.9.               Form of Proxy
                     11.10.              Validity of Proxy Vote
                     11.11.              Revocation of Proxy


  12                 DIRECTORS
                     12.1.               Number of Directors
                     12.2.               Remuneration and Expenses of Directors
                     12.3.               Qualification of Directors

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------

  13                 ELECTION AND REMOVAL OF DIRECTORS

                     13.1                Election at Annual General Meetings
                     13.2.               Eligibility of Retiring Director
                     13.3.               Continuance of Directors
                     13.4.               Election of Less than Required
                                         Number of Directors
                     13.5.               Filling a Casual Vacancy
                     13.6.               Additional Directors
                     13.7.               Alternate Directors
                     13.8.               Termination of Directorship
                     13.9.               Removal of Directors

  14                 POWER AND DUTIES OF DIRECTORS

                     14.1.               Management of Affairs and Business
                     14.2.               Appointment of Attorney


  15                 DISCLOSURE OF INTEREST OF DIRECTORS

                     15.1.               Disclosure of Conflicting Interest
                     15.2.               Voting and Quorum re, Proposed Contract
                     15.3. Director May Hold Office or Place of Profit with Company
                     15.4.               Director Acting in Professional
                                         Capacity
                     15.5.               Director Receiving Remuneration from
                                         Other Interests

  16                 PROCEEDINGS OF DIRECTORS

                     16.1.               Chairman and Alternate
                     16.2.               Meetings - Procedure
                     16.3.               Meet4ngs by Conference Telephone
                     16.4.               Notice of Meeting
                     16.5.               Waiver of Notice of Meetings
                     16.6.               Quorum
                     16.7.               Continuing Directors may Act
                                         During Vacancy

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------

                     16.8.               Validity of Acts of Directors
                     16.9.               Resolution in Writing Effective


  17                 EXECUTIVE AND OTHER COMMITTEES

                     17.1.               Appointment of Executive Committee
                     17.2.               Appointment of Committees
                     17.3.               Procedure at Meetings

  18                 OFFICERS

                     18.1.               President and Secretary Required
                     18.2.               Persons Holding More Than One
                                         Office and Remuneration
                     18.3.               Disclosure of Conflicting Interest

  19                 INDEMNITY AND PROTECTION OF
                     DIRECTORS, OFFICERS AND EMPLOYEES

                     19.1.               Indemnification of Directors
                     19.2.               Indemnification of Officers,
                                         Employees, Agents
                     19.3.               Indemnification not validated by
                                         non-compliance
                     19.4.               Company May Purchase Insurance

  20                 DIVIDENDS AND RESERVES

                     20.1.               Declaration of Dividends
                     20.2.               Declared Dividend Date
                     20.3.               Proportionate to Number of Shares Held
                     20.4.               Reserves
                     20.5.               Receipts from Joint Holders
                     20.6.               No Interest on Dividends
                     20.7.               Payment of Dividends
                     20.8.               Capitalization of Undistributed Surplus

 PART                ARTICLE                         SUBJECT
 ----                -------                         -------

  21                 DOCUMENTS, RECORDS AND REPORTS

                     21.1.               Documents to be Kept
                     21.2.               Accounts to be Kept
                     21.3.               Inspection of Accounts
                     21.4. & 21.5.       Financial Statements and Reports

  22                 NOTICES

                     22.1.               Method of Giving Notice
                     22.2.               Notice to Joint Holder
                     22.3.               Notice to Personal Representative
                     22.4.               Persons to Receive Notice

  23                 RECORD DATES

                     23.1.               Record Date
                     23.2.               No Closure of Register of Members

  24                 SEAL

                     24.1.               Affixation of Seal to Documents
                     24.2.               Mechanical Reproduction of Signatures
                     24.3.               Official Seal for Other Jurisdictions

  25                 PROHIBITIONS

                     25.1.               Number of Members
                     25.2.               No Securities to be Offered to the
                                         Public
                     25.3.               Restrictions on Transfers of Shares


  26                 RESTRICTIONS ON SHARE TRANSFERS

                     26.1. Offer to other Members 26.2. Directors may decline to register
                                         transfers
  27                 SPECIAL RIGHTS AND RESTRICTIONS

                          PROVINCE OF BRITISH COLUMBIA

                                   COMPANY ACT

                                    ARTICLES

                         EAGLE RIDGE MANUFACTURING LTD.

                                     PART 1

                                 INTERPRETATION
                                 --------------

          1.1. In these Articles, unless there is something in the subject or context inconsistent therewith:

          "Board" and "the Directors" or "the directors" mean the Directors or sole Director of the Company for the time being.

          "Company Act" means the Company Act of the - Province of British Columbia as from time to time enacted, and all amendments thereto, and includes the regulations made pursuant thereto.

          "seal" means the common seal of the Company.

          "month" means calendar month.

          "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

          Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

          Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing persons shall include corporations.

          1. 2. The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

          1.3. The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

                                     PART 2

                          SHARES AND SHARE CERTIFICATES
                          -----------------------------

          2.1. Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

          2.2  If a share certificate

     (i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think of it, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

     (ii) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the Person entitled to such lost, stolen or destroyed certificate; or

     (iii) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate the same number of shares the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

 Such sum, not exceeding one dollar, as the Directors may from time to time fix, shall be paid to the Company for each certificate to be issued under this Article.

          2.3. Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

          2.4. Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

                                     PART 3

                                 ISSUE OF SHARES
                                 ---------------

          3.1. Subject to Article 3.2. and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration; as they, in their absolute discretion, may determine.

          3 .2. if the company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

          3.3. subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or condi-tionally, for any such shares, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares.

          3.4. No share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

                                     PART 4

                                 SHARE REGISTERS
                                 ---------------

          4.1. The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of more, than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of share. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies

          5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

          5.4. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

          5.5. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

          5.6. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to obtain a grant of probate or letters of administration in British Columbia.

          5.7. Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company's registered office.

 as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place. 4.2. Unless prohibited by the Company Act. the Company

          4.2. Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time determine.

          4.3. The Company shall not at any time close its register of members.



                                     PART 5

                            TRANSFER AND TRANSMISSION
                                    OF SHARES
                            -------------------------

          5.1. Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf: of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members in respect thereof.

          5.2. The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented y share certificates deposited the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

          5.8. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

                                     PART 6

                              ALTERATION OF CAPITAL
                              ---------------------

          6. 1. The Company may by ordinary resolution filed with the Registrar amend its Memorandum to increase the authorized capital of the Company by:

          (i) creating shares with par value or shares without par value, or both;

          (ii) increasing the number of shares with par value or shares without par value, or both; or

          (iii) increasing the par value of a class of shares with par value, if no shares of that class are issued.

          6.2. The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manner and with such consents of member; holding a class of shares which is the subject of or affected by such alteration, as the Company; Act provides.



          6.3. The company may alter its Memorandum or these Articles

          (i) by special resolution, to create, define and attach special rights or restrictions to any shares, and

          ( ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

          6.4. Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

          6.5. If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company, Act, the British Columbia Securities Commission shall have consented to the resolution.

          6.6. Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.

                                     PART 7

                             PURCHASE AND REDEMPTION
                                    OF SHARES
                             -----------------------

          7. 1. Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto.

 No such purchase or redemption shaLl be made if the Company Is Insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

          7.2. If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

          7.3. Subject to the provisions of the Company Act, any shares purchased or redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares and no dividend shall be paid thereon.

                                     PART 8

                                BORROWING POWERS
                                ----------------

          8.1. The Directors may from time to time on behalf of the Company

          (i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

          (ii) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

          (iii) mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

          8.2. Any bonds, debentures or other debt obligations of the company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or securities, attending and voting at general meetings of Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

          8.3. The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

          8.4. Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behAlf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

          8.5. The Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

                                     PART 9

                                GENERAL MEETINGS
                                ----------------

          9.1. Subject to any extensions of time permitted pursuant to the Company Act, the first annual general meeting of the Company shall be held within fifteen months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

          9.2. If the Company is, or becomes, a company which is not reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

          9.3. All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

          9.4. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the, Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the Requisitionists as provided in the Company Act.

          9.5. If the Company is or becomes a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Company Act

          9.6. A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of.. special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed. by ordinary resolution, whether. previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

          9.7. All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after =he meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

          9.8. Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect there to, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the company or at some other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

                                     PART 10

                         PROCEEDINGS AT GENERAL MEETINGS
                         -------------------------------

          10.1. All business shall be deemed special business which is transacted at

          (i) an extraordinary general meeting other than the conduct of, and voting at, such meeting; and

          (ii) an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles Or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

          10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

          10.3. Save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, members holding not less than one-twentieth of the shares which may be voted at the meeting. If there is only one member the quorum is one person present and being, or representing by proxy, such member. The Directors, the Secretary, or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

          10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

          10.5. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice President of the Company, if any, shall be entitled to preside as chairman at every general *meeting of the Company.

          10.6. If at any general meeting neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose one of their number to be chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose one of their number to be chairman.

          10.7. The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not "advance notice", of the adjourned meeting shall be given as in the case of an original Meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be trans acted at an adjourned meeting.

          10.8. No motion proposed at a general meeting need be seconded and the chairman may propose or second a motion.

          10.9. Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

          10.10 In the case of an equality of votes, whether on show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

          10.11. No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

          10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

          10.13. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

          10.14 Unless the Company Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

                                     PART II

                                VOTES OF MEMBERS
                                ----------------

          11.1. Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a po11 every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

          11.2. Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

          11.3. Any corporation not being a subsidiary which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present ' at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a Proxyholder.

          11.4. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

          11.5. A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

          11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

          11.7. A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member off the Company if

          (i) the Company is at the time a reporting company, or

          (ii) the member appointing the proxyholder is a corporation, or

          (iii) the Company shall have at the time only one member, or

          (iv) the persons present in person or by proxy and entitled to vote at the meeting by resolution permit the proxyholder to attend and vote; for the purpose of such resolution the proxyholder shall be counted in the auorum but shall not be entitled to vote and in all other cases a proxyholder must be a member.

          11.8. A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting in respect of which the person named in the instrument is appointed. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

          11.9. Unless the Company Act or any other statute or law which is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the form following, but may also be in any other form that the Directors or the chairman of the meeting shall approve:

                                (Name of Company)

               The undersigned being a member of the above named Company, hereby
          appoints                                                          or
          failing him

          as proxyholder for the undersigned to attend, act and vote for an on the behalf of the undersigned at the general meeting of the Company to
          be held on the            day                  and at any adjournment
          thereof.

               Signed this                day of              , 19   .
                                             (Signature of member).

          11.10. A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

          11.11.  Every proxy may be revoked by an instrument in writing

          (i) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

          (ii) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken or in any other manner provided by law.

                                     PART 12

                                    DIRECTORS
                                    ---------

          12.1. The subscribers to the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to. vote on the election of Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

          12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Director shall be repaid such reasonable travel ling, hotel and other expenses as they incur in and about the business of the Company and if and Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held and salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

          12.3. A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act, to become or act as a Director.

                                     PART 13

                        ELECTION AND REMOVAL OF DIRECTORS
                        ---------------------------------

          13. 1. At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote thereat shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.



          13.2. A retiring Director shall be eligible for re-election.

          13.3. Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

          13.4. If at any general meeting at which there should be an election of Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in off ice to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

          13.5. Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

          13.6. Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

          13.7. Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the Alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

          13.8. The office of Director shall be vacated if the Director:

          (i) to the registered office of the Company; or

          (ii) is convicted of an indictable offence and the other Directors shall have resolved to remove him; or

          (iii) ceases to be qualified to act as a Director pursuant to the Company Act.

          13.9. The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

                                     PART 14

                         POWERS AND DUTIES OF DIRECTORS
                         ------------------------------

          14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

          14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions; (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the Appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit and any such appointment may be made in favour of any of the Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think of it. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

                                     PART 15

                            DISCLOSURE OF INTEREST OF
                                    DIRECTORS
                            -------------------------

          15.1. A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

          15.2. A Director shall not vote in respect of any such contract or transaction which the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Companies Act, the foregoing prohibitions shall not apply to

          (i) any such contract or transaction relating to a loan to the Company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of 'the loan;

          (ii) any contract or transaction made or to be. made with, or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director;

          (iii) any contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the Company, or any contract, arrangement or transaction in which a Director is, directly or indirectly, interested if all the other Directors are also, directly or indirectly interested in the contract, arrangement or transaction;

          (iv) determining the remuneration of the Directors;

          (v) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

          (vi) the indemnification of any Director by the Company.

 These exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Company Act, either generally or in respect or any particular contract or transaction or for any particular period.

          15.3. A Director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

          15.4. Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

          15.5. A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

                                     PART 16

                            PROCEEDINGS OF DIRECTORS
                            ------------------------

          16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

          16.2. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

          16.3. A Director may participate in a meeting of the Board or of any. committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting, and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

          16.4. A Director may, and the Secretary or an Assistant secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director (i) who is at the time not in the Province of British Columbia or (ii) if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors of which such Director is appointed.

          16.5. Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting or Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

          16.6. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be two Directors or, if the number of Directors is fixed at one, shall be one Director.

          16.7. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

          16.8. Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

          16.9. A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                                     PART 17

                         EXECUTIVE AND OTHER COMMITTEES
                         ------------------------------

          17.1. The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

          17.2. The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

          17.3. The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Exec-utive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting or such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

                                     PART 16

                                    OFFICERS
                                    --------

          18.1. The Directors shall, from time to time, appoint a President, and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

          18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

          18.3. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

                                     PART 19

                          INDF14NITY AND PROTECTION OF
                        DIRECTORS, OFFICERS AND EMPLOYEES
                        ---------------------------------

          19.1. Subject to the Provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought the Company or any such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

          19.2. Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition the Company shall indemnify the Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

          19.3. The failure of a Director or officer of the Company to comply with the provisions of the Company Act or of the Memorandum or these Articles shal1 not invalidate any indemnity to which he is entitled under this Part.

          19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by 'him as such Director, director, officer, employee or agent.

                                     PART 20

                              DIVIDENDS AND RESERVE
                              ---------------------

          20.1. The Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in ' trustees for the persons entitled to the dividend as may seem expedient to the Directors.

          20.2. Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

          20.3. Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

          20.4. The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

          20.5. If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

          20.6. No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

          20.7. Any dividend, bonuses or other moneys payable in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

          20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from timd to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

                                     PART 21

                         DOCUMENTS, RECORDS AND REPORTS
                         ------------------------------

          21.1. The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

          21.2. The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of the Company and to comply with the Company Act.

          21.3. Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the. accounting records of the Company.

          21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

          21.5. Every member shall be entitled to be furnished once gratis on demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

                                     PART 22

                                     NOTICES
                                     -------

          22.1. A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation. acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

          22.2. A notice, statement or report may be given or delivered by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

          22.3. A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like descrip-tion, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

          22.4. Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shalL be entitled to receive notices of any such meeting.

                                     PART 23

                                  RECORD DATES
                                  ------------

          23.1. The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

          23.2. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

                                     PART 24

                                      SEAL
                                      ----

          24.1. The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely,

          (i) any two Directors, or

          (ii) one of the Chairman of the Board, the President, the Managing Director, a Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant
          Secretary-Treasurer, or

          (iii) if the Company shall have only one member, the President or the Secretary, or

          (iv) such person or persons as the Directors may from time to time by resolution appoint and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

          24.2. To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any. of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

          24.3. The Company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

                                     PART 25

                                  PROHIBITIONS
                                  ------------

          25.1. The number of members shall be limited to fifteen

          25.2. No shares or debt obligations issued by the Company shall be offered for sale to the public.

          25.3 No shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.

                                     PART 26

                         RESTRICTION ON SHARE TRANSFERS
                         ------------------------------

          26.1 No shares in the capital of the Company shall be transferred by any member, or the personal representative of any deceased member or trustee in bankruptcy of any bankrupt member, or the liquidator of a member which is a corporation, except under the following conditions:

          (a) A person (herein called the proposing transferor") desiring to transfer any share or shares in the Company shall give notice in writing (herein called the "Transfer notice"). to the Company that he desires to transfer the same. The transfer notice shall specify the price, which shall be expressed in lawful money of Canada, and the terms of payment upon which the proposing transferor is prepared to transfer the share or shares and shall constitute the Company his agent for the sale thereof to any member or members of the Company at the price and upon the terms of payment so specified. The transfer notice shall also state whether or not the proposing transferor has had an offer to purchase the shares or any of them from, or proposes to sell the shares or any of them to, any particular person or persons who are not members and if so the names and addresses of such persons shall be specified in the transfer notice. The transfer notice shall constitute an offer by the proposing transferor to the other members of the Company holding shares of the class or classes included in the transfer notice and shall not be revocable except with the sanction of the directors. If the transfer notice pertains to shares of more than one class then the consideration and terms of payment for each class of shares shall be stated separately in the transfer notice.

          (b) The directors shall forthwith upon receipt thereof transmit the transfer notice to each of the members, other than the proposing transferor, holding shares of the class or classes set forth in the transfer notice and request the member to whom the transfer notice is sent to state in writing within 14 days whether he is willing to accept any, and if so, the maximum number of shares he is willing to accept at the price and upon the terms specified in the transfer notice. A member shall only be entitled to purchase shares of the class or classes held by him.

          (c)  Upon the expiration of the 14 days notice period referred to in article 26.1(b), if the directors shall have received from the members entitled to receive the transfer notice sufficient acceptances to take up the full number of shares offered by the transfer notice and, if the transfer notice includes shares of more than one class, sufficient acceptances from the members of each class to take up the full number of shares of each class offered by the transfer notice, the directors shall thereupon apportion shares so offered among the members so accepting and so far as may be, pro rata, according to the number of shares held by each of them respectively, and in the case of more than one class of shares, then Pro rata in respect of each class. If the directors shall not have received sufficient acceptances as aforesaid, they, may, but only with the consent of the proposing transferor who shall not be obliged to sell to members in the aggregate less than the total number of shares of one or more classes of shares offered by the transfer notice, apportion the shares so offered among the members so accepting so far as may be according to the number of shares held by each respectively but only up to the amount accepted by, such members respectively. Upon any such apportionment being made the proposing transferor shall be bound upon payment of the price to transfer the shares to the respective members to whom the directors have apportioned same. If, in any case, the proposing transferor, having become so bound fails in transferring any share, the Company may receive the purchase money for that share and shall upon receipt cause the name of the purchasing member to be entered in the register as the holder of the shares and cancel the certificate of the share held by the proposed transferor, whether the same shall be produced to the Company or not, and shall hold such purchase money in trust for the proposing transferor. The receipt of the Company for the purchase money shall be a good discharge to the purchasing member and after his name has been entered in the register the validity of the proceedings shall not be questioned by any person.

          (d) In the event that some or all of the shares offered shall not be sold under the preceding articles within the 14 day period referred to in article 26.1(b), the proposing transferor shall be at liberty for a period of 90 days after the expiration of that period to transfer such of the shares so offered as are not sold to any person provided that he shall not sell them at a price less than that specified in the transfer notice or on terms more favourable to a purchaser than those specified in the transfer notice.

          (e) The provisions as to transfer contained in this article shall not apply:

               (i) If before the proposed transfer of shares is made, the transferor shall obtain consents to the proposed transfer from members of the Company, who at the time of the transfer are the registered holders of two-thirds or more of the issued shares of the class to be transferred of the Company or if the shares comprise more than one class, then from the registered holders of two-thirds or more of the shares of each class to be transfered and such. consent shall be taken to be a waiver of the application to the preceding articles as regards such transfer; or

               (ii) To a transfer of shares desired to be made merely for the purpose of effectuating the appointment of a new trustee for the owner thereof, provided that it is proved to the satisfaction of the Board that such is the case.

          26.2. Notwithstanding anything contained in these articles the directors may in their absolute discretion decline to register any transfer of shares and shall not be required to disclose their reasons therefor.

                   Part 27 -- Special Rights and Restrictions
                   ------------------------------------------

          27.1. At all meetings of the members of the Company the holders or the Class "A" Voting Common Shares and Class "B" Voting Common Shares shall be entitled to one vote for each Class "A" Voting Common Share and Class "B" Voting Common Share held.

          27.2 The holders of the Class "A" Voting Common Shares and Class "B" Voting Common Shares and the holders of the Class "C" Non-Voting Common Shares shall share equally in the income or loses of the Company.

          27.3 As soon as possible following the conclusion of each financial year of the Company, the "Net Income (or Loss)" (as hereinafter defined) of the Company for the financial year then ended shall be allocated by the directors to each of the Class "A" Voting Common Shares and Class "B" Voting Common Shares with the Class "C" Non-Voting Common Shares, which have been issued in the proportion that the number or the issued shares or the class to which the allocation is made bears to the total shares issued in the Class "A" Voting Common Shares arid Class "B" Voting Common Shares and the Class "C" Non-Voting Common Shares. The directors may from time to time make interim allocations or the estimated Net Income (or Loss) For any Financial year in the manner described herein. If an interim allocation of the estimated Net Income (or Loss) for any financial year has been made, the actual Net Income (or
 Loss) or the Company allocated for such financial year shall be decreased (or increased), by the amount of such interim allocation made.

          The net income or loss as allocated and accumulated on the books of the Company amongst the said classes of shares shall be kept separate and for the benefit of the shareholders or that class and the directors may from time to time distribute by way of dividends to any particular class of shareholders all or any portion of the net accumulated income or a particular class as the directors in their absolute discretion deem expedient, without any portion of the accumulated net income by way or dividend to the shareholders of any other class.

          For the purposes of this section, the term "Net Income (or Loss)" shall mean all credits to or charges against the retained earnings of the Company for the subject period other than dividends declared on any or the issued and outstanding shares of any class of tile authorized capital stock of the Company and, without restricting the generality or the foregoing, shall include net income or loss or the Company for the subject period as calculated under generally accepted accounting principles any capital gains and/or capital losses and income tax or recoveries related thereto, any prior period adjustments received during the subject period and any provision for recovery of income taxes. The term "Net Allocated Earnings", when used herein with respect to a particular class of shares shall mean the net amount or the net incomes (or losses) less distributions, which have been allocated or deducted with respect to that particular class of shares up to the date in question.

          27.4 1n the event of liquidation, dissolution, or winding-up of the Company or other distribution of the assets among the shareholders other than by way of dividends, the accumulated net income as allocated and not paid shall be divided among the shareholders of each such class, and when the accumulated net income has been so distributed, the holders of the Class "A" Voting Common Shares and Class "B" Voting Common Shares and the Class "C" Non-Voting Common Shares shall be entitled to share equally, share for share, any further distribution of the assets of the Company.

          27.5 No shares of any class of shares shall be issued unless shares have been first issued to the shareholders of each other class of shares and the shareholders of each such other classes of shares shall have a pre-emptive right to acquire the offered shares in proportion to their respective holdings in the corporation at such price and on such terms as those shares are to be offered to the first named class or shares.

          27.6 The special rights, privileges arid restrictions attached to any class of shares in the Company may be modified, abrogated, dealt with or affected with the sanction of either:

          (a) a consent in writing signed by all holders of the issued shares of all classes or shares; or

          (b) a resolution passed at a separate general meeting of the holders of the issued shares of all classes of shares by a majority of not less than three-quarters (3/4) of the holders of all classes of shares who are present in person or represented by proxy. To such general meeting all or the provisions of the Company's Articles relating in any manner to general meetings or to the proceedings thereat or to the rights of members at or in connection therewith shall mutatis mutandis apply.

          2.7.7 The holders of the Class "D" Redeemable Non-Voting Preferred Shares shall not have any voting rights for any purpose

          27.8 The directors of the Company may in their discretion declare dividends on either the Class "A" Voting Common Shares, Class "B" Voting Common Shares, Class "C" Non-Voting Common Shares, Class "D" Redeemable Non-Voting Preferred Shares, to the exclusion of the other class or classes of shares provided only that dividends shall not be declared and paid on the Class "A" Voting Common Shares and Class "D" Voting Common Shares and the Class "C" Non-Voting Common Shares if the declaration and payment of such a dividend would, in the opinion of the directors, render the Company unable to redeem the then Issued Class "D" Redeemable Non-Voting Preferred Shares at their redemption price of $10.00 per share plus any dividends declared thereon and remaining unpaid.

          27.9 The holders of the Class 'U" Redeemable Non-Voting

 Preferred Shares as such shall not be entitled to any dividends thereon unless and until the directors shall have determined to declare and pay dividends upon and in respect of such shares and, in that event, the holders of the Class "D" Redeemable Non-Voting Preferred Shares shall be entitled to payment of dividends out of moneys of the Company properly applicable to the payment of dividends, such dividends as may be determined by the directors of the Company, payable at such time and at such place as the directors may determine.

          27.10 The Class "D" Redeemable Non-Voting Preferred Shares shall rank, both as regards dividends and return or capital, in priority to all other shares of the Company but shall not confer any further right to participate in profits or assets.

          27.11 The holders of the Class "D" Redeemable Non-Voting Preferred Shares shall have the right at any time to demand the Company redeem, in whole or in part, their ho1dings of the Class "D" Redeemable Non-Voting Preferred Shares at a sum equal to $10.00 per share together with all dividends declared thereon and unpaid.

          27.12 The Company may, at its option, at any time redeem the whole or any part of the Class "D" Redeemable Non-Voting Preferred Shares on payment for each share to be redeemed of the sum of $10.00, together with all dividends declared thereon and unpaid; in case a part only of then outstanding Class "D" Redeemable Non-Voting Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata. disregarding fractions and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

          27.13 In the event of the liquidation, dissolution or winding-up or the Company, whether voluntary or involuntary, the holders or the Class "D" Redeemable Non-Voting Preferred Shares shall be entitled to receive, before any distribution of the assets of the Company among the holders of the Class "A" Voting Common Shares and Class "B" Voting Common Shares and the Class "C" Non-Voting Common Shares, the sum of $10.00 per share and any dividends declared thereon and unpaid and no more.

                   FULL NAME(S), ADDRESS(ES) AND OCCUPATION(S)
                                OF SUBSCRIBER(S)
                   -------------------------------------------

 /s/Barry Neil Florence
 -------------------------------
 BARRY NEIL FLORENCE, Businessman                 ONE HUNDRED (100) CLASS "A"
 652 Southwind Drive                              VOTING COMMON SHARES
 Kelowna, B.C. VIW 3GI                            WITHOUT PAR VALUE

 /s/Stanley Robert Walt
 -------------------------------
 STANLEY ROBERT WALT, Businessman                 ONE HUNDRED (100) CLASS "A"
 1679 Mountain Avenue                             VOTING COMMON SHARES
 Kelowna, B.C. VIY 7H7                            WITHOUT PAR VALUE







 TOTAL SHARES TAKEN:     TWO HUNDRED (200) CLASS "A" VOTING COMMON SHARES
                         WITHOUT PAR VALUE

 DATED At Kelowna, British Columbia, this  11 day of  January , 1994.

 WITNESS to the above signature(s):
                                        /s/ R. Michael N. Haynes
                                        -------------------------------------
                                        R. Michael N. Haynes
                                        Barrister & Solicitor
                                        202 - 1433 St. Paul Street
                                        Kelowna.B.C. V1Y 2E4

--------------------------------------------------------------------------------

                                    Exhibit 7

                                  (subsidiary)
                       Dakota Mining and Exploration Ltd.
                    (formerly Eagle Ridge Manufacturing Ltd.
                   Amendment to the Articles of Incorporation

--------------------------------------------------------------------------------

                                                                  NUMBER: 462447


                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                   COMPANY ACT

           CANADA

 PROVINCE OF BRITISH COLUMBIA



                              I Hereby Certify that

                         EAGLE RIDGE MANUFACTURING LTD.


                        has this day changed its name to

                        DAKOTA MINING & EXPLORATION LTD.



                             Issued under my hand at Victoria, British Columbia
                                                 on July 27, 1995



                                                    JOHN S. POWELL
                                                Registrar of Companies